Aspiriant Trust

Aspiriant Risk-Managed Municipal Bond Fund

Supplement dated November 1, 2021

to the Prospectus and Statement of Additional Information dated July 1, 2021

This supplement updates information in the Prospectus and Statement of Additional Information (“SAI”) for the Aspiriant Risk-Managed Municipal Bond Fund (the “Fund”) and should be read in conjunction with those documents.

Wells Capital Management, Inc. (“WellsCap”) serves as a sub-adviser to the Fund. On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P. acquired all of the equity interests in Wells Fargo Asset Management Holdings, LLC (“WFAM”), the parent company of WellsCap. As a result of the transaction, WellsCap has changed its name to Allspring Global Investments, LLC (“Allspring”). All references in the Prospectus and SAI to WellsCap are hereby replaced with Allspring.

Please retain this supplement for future reference.